MERRILL LYNCH
ASSET GROWTH
FUND, INC.













FUND LOGO













Annual Report

August 31, 1996

Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Thomas R. Robinson, Vice President
  and Senior Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863











This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Asset
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH ASSET GROWTH FUND, INC.



Worldwide
Investments as of
August 31, 1996


Percent Breakdown of
Stocks & Fixed-Income         Percent of
Securities by Country         Net Assets++

United States                      49.8%
United Kingdom                      8.8
Japan                               7.2
Germany                             6.5
Denmark                             4.5
Sweden                              3.0
Canada                              2.4
France                              2.1
Mexico                              2.0
Brazil                              2.0
Finland                             1.9
Argentina                           1.6
Italy                               1.5
Switzerland                         1.3
Hong Kong                           1.2
Philippines                         0.7
Spain                               0.6
Netherlands                         0.6
Indonesia                           0.6
South Korea                         0.3

[FN]
++Percent of net assets may not total 100%.


Ten Largest Industries        Percent of
(Equity Investments)          Net Assets

Telecommunications                  6.0%
Banking                             5.5
Computer Services & Software        4.1
Electronics                         4.0
Insurance                           3.6
Aerospace & Defense                 3.6
Petroleum                           3.5
Pharmaceuticals                     3.1
Beverages                           3.1
Electrical Equipment                2.7

                         Country Percent
Ten Largest Holdings       of     of Net
(Equity Investments)     Origin   Assets

Electronic Data
  Systems Corp.             US      1.3%
United Technologies Corp.   US      1.3
Merck & Co., Inc.           US      1.2
Enron Corp.                 US      1.2
Sears, Roebuck & Co.        US      1.2
Northrop Grumman Corp.      US      1.2
Pennzoil Company            US      1.2
Dresser Industries, Inc.    US      1.2
Bank of New York
  Company, Inc. (The)       US      1.1
Boeing Co. (The)            US      1.1




DEAR SHAREHOLDER



Fiscal Year in Review
The primary positive influence on portfolio performance for the 12 months ended August 31, 1996 was the Fund's commitment in US equities, the best-performing of the asset classes. Our foreign equity commitment proved to have a negative influence on Fund performance, since Japan, a large foreign equity weighting, produced a negative return in US dollars over the 12-month period. Our commitment in high-yield US bonds, which we held for a good part of the year, had a favorable impact on performance. The decision to eliminate this position by the fourth fiscal quarter helped performance for the last few months of the fiscal year when interest rates rose. At the same time, the gradual expansion of foreign bond holdings proved beneficial in terms of performance, since these bonds outperformed US commitments on a US-dollar basis during the fiscal year.

For the year ended August 31, 1996, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +4.71%, +3.65%, +3.61% and +4.51%, respectively. (Results shown are before the deduction of sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 and 5 of this report to shareholders.) For the same period, the total returns of the unmanaged MSCI World Index, the unmanaged Salomon World Government Bond Index and the unmanaged Salomon World Money
Market Index were +12.57%, +6.10% and +2.65%, respectively.

Portfolio Matters
As of August 31, 1996, the Fund's asset allocation was: US equities, 49.8% of net assets; foreign equities, 33.4%; foreign bonds, 15.4%; and cash reserves, 1.4%.

The elimination of our commitment in high-yielding US bonds was completed during the three months ended August 31, 1996. We regarded appreciation potential as being limited, given evidence of a stronger US economy. This strength has increased the probability of a hike in short-term interest rates by the Federal Reserve Board.

Our foreign bond exposure shifted dramatically during August. Our commitments in Italy and Spain were eliminated, with assets shifted into Denmark and the United Kingdom. Increasing concerns over the ability of Italy and Spain to meet the criteria necessary to move to a single European currency seem likely to limit the trend toward convergence of their interest rates with those of Germany. On the other hand, Denmark currently enjoys the strongest fiscal position in Europe, while the UK bond market is expected to benefit from evidence of a surprisingly benign rate of inflation. We maintained our bond commitment in Germany in view of favorable economic data. As of August 31, 1996, all positions in European bonds were being maintained on an unhedged basis. Heightened European tensions are likely to lead to Deutschemark strength within Europe and reduce the potential for a stronger US dollar.

The commitment in US equities was virtually unchanged during the three months ended August 31, 1996. Our new investments in US stocks were concentrated in areas that would benefit from a continued strong US economy and among companies whose shares we determined to be selling at a discount to their enterprise value or projected rate of earnings growth. Examples of investments which fulfill these criteria are Lear Corporation, a leader in the manufacturing of seating systems for the auto industry, and Northrop Grumman Corp., a diversified electronics and defense company. Companies which enjoy dominant franchises within their respective industries, such as The Coca Cola Company and Baxter International, Inc., also accounted for a significant portion of US equity assets.

In the foreign equity sector, we continued to reduce our commitment to Japanese stocks. Sales included Sumitomo Corp. and Sanwa Bank Ltd. At the same time, we adhered to a strategy of adding to our European equity representation. The majority of new purchases were in the UK market, which appeared to be particularly attractive after an extended period of underperformance. New positions included British Steel PLC, Glaxo Wellcome PLC, Grand Metropolitan PLC, Boots Company PLC and National Westminster Bank PLC. Other new European commitments included UPM-Kymmene OY in Finland and SGS-Thompson Microelectronics N.V. in France. Uncertain prospects led us to eliminate Philips Electronics N.V., and we accepted profits in Royal Dutch Petroleum N.V. In emerging markets, we continue to prefer Latin America over Asia. The commitment to Latin America was enlarged through the addition of shares of Petroleo Brasileiro S.A. (Petrobras).

In Conclusion
We thank you for your investment in Merrill Lynch Asset Growth Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Thomas R. Robinson)
Thomas R. Robinson
Vice President and
Senior Portfolio Manager





(Joel Heymsfeld)
Joel Heymsfeld
Portfolio Manager


October 7, 1996




EQUITY PORTFOLIO CHANGES



For the Quarter Ended August 31, 1996

Additions

 ABN AMRO Holding N.V.
 American Standard Companies, Inc.
 AutoZone, Inc.
 BMC Software, Inc.
 Banco de Galicia y Bienos Aires S.A. (ADR)
 Baxter International, Inc.
 Boots Company PLC
 British Steel PLC
 Bure Investment AB
 Burlington Northern, Inc.
 The Coca-Cola Company
*COMPAQ Computer Corp.
 Glaxo Wellcome PLC
 Global Telecom (ADR)
 Grand Metropolitan PLC
 H.J. Heinz Company
 Henkel KGaA
 Invercorporacion S.A. (ADR)
 Kimberly-Clark Corp.
 Lear Corporation
 The Limited, Inc.
 National Processing, Inc.
 National Westminster Bank PLC
 Northrop Grumman Corp.
 PPG Industries, Inc.
 Petroleo Brasileiras S.A. (Petrobras) (Preferred)
 SGS-Thompson Microelectronics N.V.
 Sparbanken Sverige AB (Class A)
 Spieker Properties, Inc.
 Sun Microsystems, Inc.
 TCI Pacific Communications (Convertible Preferred)
 Toray Industries, Inc.
 UPM-Kymmene OY
 Unocal Corp.
 Unum Corporation


Deletions

 Applied Materials, Inc.
 Associates First Capital Corporation
*COMPAQ Computer Corp.
 Dell Computer Corp.
 Eastman Kodak Co.
 Ford Motor Co.
 Humana, Inc.
 National Re Corp.
 Philips Electronics N.V.
 Preussag AG
 Royal Dutch Petroleum N.V. (ADR)
 Sanwa Bank Ltd.
 Singer Co.
 The Stanley Works Co.
 Sumitomo Corp.
 Wheelabrator Technologies Inc.
[FN]
*Added and deleted in the same quarter.

PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to growth of an investment in the Composite Index and the MSCI World Index. Beginning and ending values are:

                                             9/02/94**       8/96

ML Asset Growth Fund++--
Class A Shares*                              $ 9,475        $ 9,863

ML Asset Growth Fund++--
Class B Shares*                              $10,000        $ 9,899

Composite Index++++                          $10,000        $12,141

MSCI World Index#                            $10,000        $12,185



A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Composite Index and the MSCI World Index. Beginning and ending values are:

                                             10/21/94**     8/96

ML Asset Growth Fund++--
Class C Shares*                              $10,000        $10,355

ML Asset Growth Fund++--
Class D Shares*                              $ 9,475        $ 9,961

Composite Index++++                          $10,000        $12,060

MSCI World Index#                            $10,000        $12,172
[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Asset Growth Fund, Inc. invests in a portfolio of US and foreign equity, debt and money market securities.
++++This unmanaged Index, which is an equally weighted blend of the Morgan Stanley Capital International World Index, the Salomon
    Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, government bonds and money market securities in the major markets, including the United States.
   #This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +10.26%         +4.47%
Inception (9/02/94)
through 6/30/96                           + 3.10          +0.10
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                         +9.17%         +5.17%
Inception (9/02/94)
through 6/30/96                            +2.07          +0.44
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                         +9.02%         +8.02%
Inception (10/21/94)
through 6/30/96                            +3.10          +3.10
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*
Year Ended 6/30/96                         +9.95%         +4.18%
Inception (10/21/94)
through 6/30/96                            +3.95          +0.70
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                                                      12 Month     3 Month
                                                        8/31/96   5/31/96   8/31/95   % Change     % Change
Class A Shares                                           $10.13    $10.36    $9.90      +2.32%      -2.22%
Class B Shares                                            10.09     10.34     9.83      +2.64       -2.42
Class C Shares                                            10.05     10.30     9.82      +2.34       -2.43
Class D Shares                                            10.11     10.34     9.88      +2.33       -2.22
Class A Shares-Total Return                                                             +4.71(1)    -2.22
Class B Shares-Total Return                                                             +3.65(2)    -2.42
Class C Shares-Total Return                                                             +3.61(3)    -2.43
Class D Shares-Total Return                                                             +4.51(4)    -2.22

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.226 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.096 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.120 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.207 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                                                                                            Value    Percent of
COUNTRY       Industries         Shares Held            Common Stocks                      Cost           (Note 1a)  Net Assets
Argentina     Banking                 3,000   Banco de Galicia y Buenos Aires
                                                S.A. (ADR)(a)                          $     73,342     $     61,875    0.5%
                                      2,325   Banco Frances del Rio de la Plata
                                                S.A. (ADR)(a)                                62,653           53,766    0.5
                                                                                       ------------     ------------  ------
                                                                                            135,995          115,641    1.0

              Petroleum               3,300   Yacimientos Petroliferos Fiscales
                                                S.A. (ADR)(a)                                73,623           69,713    0.6

                                              Total Common Stocks in Argentina              209,618          185,354    1.6


Brazil        Beverages             100,000   Companhia Cervejaria Brahma S.A. PN
                                                (Preferred)                                  57,348           63,466    0.6

              Oil & Related         630,000   Petroleo Brasileiro S.A. (Petrobras)
                                                (Preferred)                                  74,243           75,317    0.7

              Telecommunications      1,000   Telecomunicacoes Brasileiras S.A.--
                                                Telebras(ADR)(a)                             50,386           74,375    0.7

                                              Total Common Stocks in Brazil                 181,977          213,158    2.0


Canada        Automobile Parts        1,400   Magna International, Inc.                      61,424           67,550    0.6

              Mining                    800   Potash Corp. of Saskatchewan, Inc.             57,343           60,800    0.5

              Multi-Industry          3,400   Canadian Pacific, Ltd.                         60,554           76,500    0.7

              Telecommunications      1,300   Northern Telecommunications Ltd.               45,253           64,838    0.6

                                              Total Common Stocks in Canada                 224,574          269,688    2.4


Finland       Paper & Forest          3,200 ++UPM-Kymmene OY                                 64,665           73,422    0.7
              Products

              Telecommunications      1,700   Nokia Corp. (ADR)(a)                           62,507           71,825    0.6
              Equipment

              Transportation          3,400   Finnlines OY                                   62,937           73,064    0.6

                                              Total Common Stocks in Finland                190,109          218,311    1.9


France        Iron & Steel            5,800   Usinor-Sacilor S.A.                            95,485           79,633    0.7

              Semiconductor           1,800 ++SGS-Thompson Microelectronics N.V.             66,255           73,575    0.7
              Capital
              Equipment

              Tires & Rubber          1,600   Michelin (C.G.D.E.)(Class B)                   66,613           74,785    0.7

                                              Total Common Stocks in France                 228,353          227,993    2.1

Germany       Chemicals                 200 ++Henkel KGaA                                     8,891            8,462    0.1
                                      1,800   Henkel KGaA (Preferred)                        76,502           74,032    0.7
                                                                                       ------------     ------------  ------
                                                                                             85,393           82,494    0.8

              Electrical              1,500   Siemens AG                                     66,527           79,284    0.7
              Equipment

              Machinery &               200   Mannesmann AG                                  55,924           72,187    0.6
              Equipment
                                              Total Common Stocks in Germany                207,844          233,965    2.1


Hong Kong     Banking                 4,400   HSBC Holdings PLC                              70,858           75,970    0.7

              Telecommunications      3,500   Hong Kong Telecommunications Ltd.
                                                (ADR)(a)                                     57,960           59,062    0.5

                                              Total Common Stocks in Hong Kong              128,818          135,032    1.2


Indonesia     Telecommunications      2,090   P.T. Indonesian Satellite Corp.
                                                (ADR)(a)                                     82,376           65,313    0.6

                                              Total Common Stocks in Indonesia               82,376           65,313    0.6


Italy         Machinery              27,000   Danieli & C. Officine Meccaniche S.p.A.        78,138           84,934    0.8

              Telecommunications     24,000   Societa Finanziara Telefonica S.p.A.
                                                (STET)                                       72,825           76,291    0.7

                                              Total Common Stocks in Italy                  150,963          161,225    1.5


Japan         Building &              7,000   Maeda Corp.                                    78,210           61,850    0.6
              Construction            9,000   Okumura Corp.                                  76,982           67,676    0.6
                                                                                       ------------     ------------  ------
                                                                                            155,192          129,526    1.2

              Capital Goods          10,000   Mitsubishi Heavy Industries, Ltd.              80,780           79,061    0.7

              Consumer--Electronics   4,000   Matsushita Electric Industrial Co., Ltd.       67,209           67,372    0.6

              Electrical Equipment   11,000   Mitsubishi Electric Co.                        75,983           70,566    0.6

              Electronics             1,000   Rohm Co., Ltd.                                 42,944           59,917    0.5

              Financial Services      4,000   Nomura Securities Co., Ltd.                    81,427           69,581    0.6

              Insurance               6,000   Tokio Marine & Fire Insurance Co., Ltd.        72,400           68,477    0.6

              Pharmaceuticals         4,000   Eisai Co., Ltd.                                70,601           69,213    0.6

              Photography             4,000   Canon, Inc.                                    70,302           74,367    0.7

              Textiles               11,000   Toray Industries, Inc.                         71,494           68,541    0.6

              Warehouse & Storage     9,000   Mitsui-Soko Co., Ltd.                          73,996           69,581    0.6

                                              Total Common Stocks in Japan                  862,328          826,202    7.3


Mexico        Beverages               1,700   Panamerican Beverages, Inc. (Class A)          69,076           71,825    0.6

              Multi-Industry          6,200   Grupo Carso, S.A. de C.V. (ADR)(a)             98,670           57,350    0.5
                                      6,200 ++Invercorporacion S.A. 'A-1' (ADR)(a)              868              744    0.0
                                                                                       ------------     ------------  ------
                                                                                             99,538           58,094    0.5

              Paper Products          3,700   Kimberly-Clark de Mexico, S.A. de C.V          62,881           67,947    0.6

              Telecommunications      6,200 ++Carso Global Telecom (ADR)(a)                  29,450           34,875    0.3

                                              Total Common Stocks in Mexico                 260,945          232,741    2.0


Netherlands   Banking                 1,300   ABN AMRO Holding N.V.                          72,906           71,099    0.6

                                              Total Common Stocks in the Netherlands         72,906           71,099    0.6


Philippines   Beverages              24,200   San Miguel Corp. (Class B)                     85,238           79,094    0.7

                                              Total Common Stocks in the Philippines         85,238           79,094    0.7


South         Engineering &           3,500 ++Hyundai Engineering & Construction Co.,
Korea         Construction                      Ltd. (GDR)(b)++++                            45,605           38,938    0.3

                                              Total Common Stocks in South Korea             45,605           38,938    0.3


Spain         Petroleum               2,200   Repsol S.A. (ADR)(a)                           70,920           71,775    0.6

                                              Total Common Stocks in Spain                   70,920           71,775    0.6

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
                                                                                                            Value    Percent of
COUNTRY       Industries         Shares Held            Common Stocks                      Cost           (Note 1a)  Net Assets
Sweden        Banking                 5,900   Sparbanken Sverige AB (Class A)          $     74,215     $     73,527    0.7%

              Investment              6,500   Bure Investment AB                             54,697           56,458    0.5
              Management

                                              Total Common Stocks in Sweden                 128,912          129,985    1.2


Switzerland   Electrical                 60   BBC Brown Boveri & Cie (Bearer)                54,429           74,036    0.7
              Equipment

              Pharmaceuticals         1,100   Sandoz AG (ADR)(a)                             47,575           64,900    0.6

                                              Total Common Stocks in Switzerland            102,004          138,936    1.3


United        Banking                 7,300   National Westminster Bank PLC                  77,066           75,542    0.7
Kingdom

              Beverages               9,500   Grand Metropolitan PLC                         64,774           70,263    0.6

              Electrical             13,000   General Electric Co. PLC (Ordinary)            65,148           78,280    0.7
              Equipment

              Merchandising           7,800   Boots Company PLC                              73,585           75,965    0.7

              Pharmaceuticals         5,600   Glaxo Wellcome PLC                             75,626           80,343    0.7

              Steel                  25,000   British Steel PLC                              65,679           72,633    0.6

                                              Total Common Stocks in the
                                              United  Kingdom                               421,878          453,026    4.0


United        Aerospace &             1,400   Boeing Co. (The)                              102,737          126,700    1.1
States        Defense                 1,900   Northrop Grumman Corp.                        124,783          136,325    1.2
                                      1,250   United Technologies Corp.                     110,544          140,938    1.3
                                                                                       ------------     ------------  ------
                                                                                            338,064          403,963    3.6

              Airlines                1,385   Delta Air Lines, Inc.                         109,455           98,162    0.9

              Auto--Related           2,000 ++AutoZone, Inc.                                 70,000           54,500    0.5

              Automobile              2,200   General Motors Corp.                          121,853          109,450    1.0

              Automobile Parts        3,100 ++Lear Corporation                              103,850          118,963    1.1

              Banking                 4,600   Bank of New York Company, Inc. (The)           98,463          128,225    1.1
                                      1,000   Citicorp                                       72,955           83,250    0.7
                                                                                       ------------     ------------  ------
                                                                                            171,418          211,475    1.8

              Beverages               1,300   The Coca-Cola Company                          60,585           65,000    0.6

              Broadcasting--Media     2,393   Viacom, Inc. (Class B)                         88,434           75,380    0.7

              Building Products       4,200   Spieker Properties, Inc.                      118,681          125,475    1.1

              Chemicals               2,500   PPG Industries, Inc.                          124,102          123,438    1.1

              Commercial Services     1,000 ++National Processing, Inc.                      16,500           17,125    0.2

              Computer Services       2,600   Electronic Data Systems Corp. (d)             132,709          141,700    1.3

              Computer Services &     2,000   cisco Systems, Inc.                            89,318          105,250    0.9
              Software                1,275   First Data Corp.                               90,095           99,450    0.9
                                        900   International Business Machines Corp.          98,906          102,938    0.9
                                        500 ++Microsoft Corp.                                56,031           61,250    0.5
                                      2,812   Oracle Corp.                                   93,203           98,771    0.9
                                                                                       ------------     ------------  ------
                                                                                            427,553          467,659    4.1

              Electronics             3,100   Corning, Inc.                                  86,670          115,475    1.0
                                      1,200   General Electric Company                       91,075           99,750    0.9
                                      1,100   Intel Corp.                                    68,173           87,725    0.8
                                      2,400 ++Lexmark International Group, Inc.
                                                (Class A)                                    50,454           42,900    0.4
                                        800   Sun Microsystems, Inc.                         50,438           43,400    0.4
                                                                                       ------------     ------------  ------
                                                                                            346,810          389,250    3.5

              Engineering &           1,700   Foster Wheeler Corporation                     74,696           73,312    0.7
              Construction

              Financial Services      2,850   American Express Company                      132,447          124,687    1.1

              Foods                   3,600   H.J. Heinz Company                            118,103          113,400    1.0

              Hospital Supplies       2,800   Abbott Laboratories                            88,368          126,350    1.1
                                      2,600   Baxter International, Inc.                    121,905          116,025    1.0
                                                                                       ------------     ------------  ------
                                                                                            210,273          242,375    2.1

              Household Products      1,050   Procter & Gamble Company (The)                 88,454           93,319    0.8

              Insurance               1,900   Aetna Inc. (c)                                140,850          125,637    1.1
                                      2,800   Allstate Corp.                                114,610          124,950    1.1
                                      1,400   Unum Corporation                               89,608           88,900    0.8
                                                                                       ------------     ------------  ------
                                                                                            345,068          339,487    3.0

              Leisure/Tourism           914 ++TCI Pacific Communications
                                                (Convertible Preferred)                      86,556           82,946    0.7

              Machine Tools &         2,500   Cincinnati Milacron, Inc.                      63,001           49,375    0.4
              Machinery               3,000   Deere & Company                               124,668          119,250    1.1
                                                                                       ------------     ------------  ------
                                                                                            187,669          168,625    1.5

              Machinery               2,000 ++American Standard Companies, Inc.              65,274           68,250    0.6

              Natural Gas             3,400   Enron Corp.                                   130,426          136,425    1.2

              Oil Services            4,500   Dresser Industries, Inc.                       89,815          130,500    1.2
                                      1,000   Schlumberger Ltd.                              64,310           84,375    0.8
                                                                                       ------------     ------------  ------
                                                                                            154,125          214,875    2.0

              Paper                   1,500   Kimberly-Clark Corp.                          115,339          117,562    1.0

              Petroleum               2,500   Pennzoil Company                              100,457          133,437    1.2
                                      3,600   Unocal Corp.                                  121,059          123,300    1.1
                                                                                       ------------     ------------  ------
                                                                                            221,516          256,737    2.3

              Pharmaceuticals         2,100   Merck & Co., Inc.                              71,789          137,812    1.2

              Railroads                 700   Burlington Northern, Inc.                      56,618           56,000    0.5
                                        900   Conrail, Inc.                                  63,099           61,312    0.5
                                                                                       ------------     ------------  ------
                                                                                            119,717          117,312    1.0

              Retail Apparel          4,100   The Limited, Inc.                              91,418           75,850    0.7

              Retail Stores           3,100   Sears, Roebuck & Co.                          123,298          136,400    1.2

              Scientific Equipment    3,000   Fisher Scientific International, Inc.          93,945          119,250    1.1

              Software--Computer        800   BMC Software, Inc.                             58,731           59,600    0.5

              Steel                   2,800   AK Steel Holding Corp.                        115,713          104,300    0.9

SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                                                                                                            Value    Percent of
COUNTRY       Industries         Shares Held            Common Stocks                      Cost           (Note 1a)  Net Assets
United        Telecommunications      1,800   AT&T Corp.                               $     94,369     $     94,500    0.8%
States                                2,000   Bell Atlantic Corp.                            98,620          112,500    1.0
(concluded)                           1,500   Lucent Technologies, Inc.                      40,500           55,312    0.5
                                                                                       ------------     ------------  ------
                                                                                            233,489          262,312    2.3

              Tobacco                   750   Philip Morris Companies, Inc.                  74,532           67,312    0.6

              Travel & Lodging        3,200   Carnival Corporation (Class A)                 90,487           90,400    0.8

                                              Total Common Stocks in the
                                              United  States                              5,233,079        5,604,088   49.8


                                              Total Investments in Common Stocks          8,888,447        9,355,923   83.2


                                Face Amount             Fixed-Income Securities


Denmark       Foreign         Dkr 2,750,000   Danish Government Bonds, 8% due
              Government                        3/15/2006                                   503,644          501,810    4.4
              Obligations

                                              Total Fixed-Income Securities in
                                              Denmark                                       503,644          501,810    4.4


Germany       Foreign          DM   500,000   Bundes Obligations, 5.875% due
              Government                        5/15/2000                                   336,900          349,341    3.1
              Obligations           200,000   Bundesrepublik Deutschland, 7.125%
                                                due 12/20/2002                              138,896          144,495    1.3

                                              Total Fixed-Income Securities in
                                              Germany                                       475,796          493,836    4.4


Sweden        Foreign                         Government of Sweden:
              Government      Skr   400,000     11% due 1/21/1999                            66,300           66,405    0.6
              Obligations           800,000     10.25% due 5/05/2000                        130,859          133,527    1.2

                                              Total Fixed-Income Securities in
                                                Sweden                                      197,159          199,932    1.8

United        Foreign       Pound   350,000   United Kingdom Treasury Gilt,
Kingdom       Government Sterling               6% due 8/10/1999                            532,109          537,297    4.8
              Obligations

                                              Total Fixed-Income Securities in the
                                              United Kingdom                                532,109          537,297    4.8


                                              Total Investments in Fixed-Income
                                              Securities                                  1,708,708        1,732,875   15.4


                                              Total Investments                        $ 10,597,155       11,088,798   98.6
                                                                                       ============
                                              Other Assets Less Liabilities                                  155,293    1.4
                                                                                                        ------------  ------
                                              Net Assets                                                $ 11,244,091  100.0%
                                                                                                        ============  ======

           (a)American Depositary Receipts (ADR).
           (b)Global Depositary Receipts (GDR).
           (c)Formerly Aetna Life & Casualty Company.
           (d)Formerly General Motors Corp. (Class E).
            ++Non-income producing security.
          ++++Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $39,000, representing 0.3% of net assets.

                                                  Acquisition                Value
              Issue                                   Date        Cost     (Note 1a)

              Hyundai Engineering &
                Construction Co., Ltd. (GDR)       3/19/1996    $45,605     $38,938

              Total                                             $45,605     $38,938
                                                                =======     =======


              See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of August 31, 1996
Assets:             Investments, at value (identified cost--$10,597,155) (Note 1a)                           $11,088,798
                    Foreign cash (Note 1c)                                                                         4,672
                    Receivables:
                      Securities sold                                                       $   433,543
                      Interest                                                                   40,194
                      Dividends                                                                  20,747
                      Capital shares sold                                                        10,466          504,950
                                                                                            -----------
                    Deferred organization expenses (Note 1f)                                                      66,690
                    Prepaid registration fees and other assets (Note 1f)                                          40,729
                                                                                                             -----------
                    Total assets                                                                              11,705,839
                                                                                                             -----------

Liabilities:        Payables:
                      Securities purchased                                                       41,313
                      Capital shares redeemed                                                    16,664
                      Distributor (Note 2)                                                        7,520           65,497
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       396,251
                                                                                                             -----------
                    Total liabilities                                                                            461,748
                                                                                                             -----------

Net Assets:         Net assets                                                                               $11,244,091
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    13,343
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             80,683
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              4,359
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             12,990
                    Paid-in capital in excess of par                                                          10,943,773
                    Undistributed investment income--net                                                          87,908
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                         (390,880)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            491,915
                                                                                                             -----------
                    Net assets                                                                               $11,244,091
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $1,351,693 and 133,427 shares outstanding                $     10.13
                                                                                                             ===========
                    Class B--Based on net assets of $8,141,183 and 806,833 shares outstanding                $     10.09
                                                                                                             ===========
                    Class C--Based on net assets of $438,049 and 43,593 shares outstanding                   $     10.05
                                                                                                             ===========
                    Class D--Based on net assets of $1,313,166 and 129,899 shares outstanding                $     10.11
                                                                                                             ===========

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 1996
Investment          Interest and discount earned (net of $1,531 foreign witholding tax)                      $   254,387
Income              Dividends (net of $14,000 foreign withholding tax)                                           229,906
(Notes 1d & 1e)                                                                                              -----------
                    Total income                                                                                 484,293
                                                                                                             -----------


Expenses:           Registration fees (Note 1f)                                             $   115,952
                    Investment advisory fees (Note 2)                                            99,790
                    Account maintenance and distribution fees--Class B (Note 2)                  95,835
                    Professional fees                                                            56,348
                    Printing and shareholder reports                                             52,737
                    Accounting services (Note 2)                                                 51,835
                    Transfer agent fees--Class B (Note 2)                                        25,423
                    Directors' fees and expenses                                                 23,629
                    Custodian fees                                                               22,900
                    Amortization of organization expenses (Note 1f)                              22,230
                    Pricing fees                                                                  6,068
                    Account maintenance and distribution fees--Class C (Note 2)                   5,728
                    Account maintenance fees--Class D (Note 2)                                    4,229
                    Transfer agent fees--Class D (Note 2)                                         3,907
                    Transfer agent fees--Class A (Note 2)                                         3,367
                    Transfer agent fees--Class C (Note 2)                                         1,639
                    Other                                                                        18,456
                                                                                            -----------
                    Total expenses before reimbursement                                         610,073
                    Reimbursement of expenses (Note 2)                                         (171,587)
                                                                                            -----------
                    Total expenses after reimbursement                                                           438,486
                                                                                                             -----------
                    Investment income--net                                                                        45,807
                                                                                                             -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                         (392,904)
Gain (Loss) on        Foreign currency transactions--net                                        396,745            3,841
Investments &                                                                               -----------
Foreign Currency    Change in unrealized appreciation (depreciation) on:
Transactions--Net     Investments--net                                                          723,735
(Notes 1b, 1c,        Foreign currency transactions--net                                       (247,840)         475,895
1e & 3):                                                                                    -----------      -----------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                        479,736
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $   525,543
                                                                                                             ===========


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSTES
                                                                                                                For the
                                                                                               For the          Period
                                                                                                 Year         September 2,
                                                                                                Ended          1994++ to
                                                                                              August 31,       August 31,
                    Increase (Decrease) in Net Assets:                                           1996             1995
Operations:         Investment income--net                                                  $    45,807      $   102,063
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                             3,841         (254,628)
                    Change in unrealized appreciation on investments and foreign
                    currency transactions--net                                                  475,895           16,020
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from operations             525,543         (136,545)
                                                                                            -----------      -----------


Dividends to        Investment income--net:
Shareholders          Class A                                                                   (24,902)          (9,329)
(Note 1g):            Class B                                                                   (67,838)         (13,875)
                      Class C                                                                    (5,670)          (1,125)
                      Class D                                                                   (24,710)            (421)
                    In excess of investment income--net:
                      Class A                                                                   (10,554)              --
                      Class B                                                                   (28,754)              --
                      Class C                                                                    (2,403)              --
                      Class D                                                                   (10,474)              --
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                               (175,305)         (24,750)
                                                                                            -----------      -----------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       (5,049,797)      16,004,945
(Note 4):                                                                                   -----------      -----------


Net Assets:         Total increase (decrease) in net assets                                  (4,699,559)      15,843,650
                    Beginning of period                                                      15,943,650          100,000
                                                                                            -----------      -----------
                    End of period*                                                          $11,244,091      $15,943,650
                                                                                            ===========      ===========

                   *Undistributed investment income--net (Note 1h)                          $    87,908      $    77,313
                                                                                            ===========      ===========

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                    Class A                Class B
                                                                                          For the                For the
                                                                               For the     Period     For the     Period
                    The following per share data and ratios have been derived    Year     Sept. 2,      Year     Sept. 2,
                    from information provided in the financial statements.      Ended    1994++ to     Ended    1994++ to
                                                                               Aug. 31,   Aug. 31,    Aug. 31,   Aug. 31,
                    Increase (Decrease) in Net Asset Value:                      1996      1995         1996       1995
Per Share           Net asset value, beginning of period                       $  9.90    $ 10.00     $  9.83    $ 10.00
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income (loss)--net                                  .12        .16         .01        .05
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .34       (.22)        .35       (.21)
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .46       (.06)        .36       (.16)
                                                                               -------    -------     -------    -------
                    Less dividends:
                      Investment income--net                                      (.16)      (.04)       (.07)      (.01)
                      In excess of investment income--net                         (.07)        --        (.03)        --
                                                                               -------    -------     -------    -------
                    Total dividends                                               (.23)      (.04)       (.10)      (.01)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $ 10.13    $  9.90     $ 10.09    $  9.83
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           4.71%      (.59%)+++   3.65%     (1.60%)+++
Return:**                                                                      =======    =======     =======    =======

Ratios to Average   Expenses, net of reimbursement                               2.47%      2.47%*      3.50%      3.50%*
Net Assets:                                                                    =======    =======     =======    =======
                    Expenses                                                     3.75%      3.31%*      4.78%      4.37%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       1.16%      1.46%*       .13%       .43%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $ 1,352    $ 1,677     $ 8,141    $11,835
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                         120.43%     42.50%     120.43%     42.50%
                                                                               =======    =======     =======    =======
                    Average commission rate paid+++++                          $ .0184         --     $ .0184         --
                                                                               =======    =======     =======    =======





                                                                                    Class C                Class D
                                                                                           For the                For the
                                                                               For the     Period     For the     Period
                    The following per share data and ratios have been derived    Year     Sept. 2,      Year     Sept. 2,
                    from information provided in the financial statements.      Ended    1994++ to     Ended    1994++ to
                                                                               Aug. 31,   Aug. 31,    Aug. 31,   Aug. 31,
                    Increase (Decrease) in Net Asset Value:                      1996      1995         1996       1995
Per Share           Net asset value, beginning of period                       $  9.82    $  9.85     $  9.88    $  9.86
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income (loss)--net                                 (.04)       .04         .08        .10
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .39       (.05)        .36       (.04)
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .35       (.01)        .44        .06
                                                                               -------    -------     -------    -------
                    Less dividends:
                      Investment income--net                                      (.08)      (.02)       (.15)      (.04)
                      In excess of investment income--net                         (.04)        --        (.06)        --
                                                                               -------    -------     -------    -------
                    Total dividends                                               (.12)      (.02)       (.21)      (.04)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $ 10.05    $  9.82     $ 10.11    $  9.88
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           3.61%      (.05%)+++   4.51%       .59%+++
Return:**                                                                      =======    =======     =======    =======

Ratios to Average   Expenses, net of reimbursement                               3.52%      3.51%*      2.72%      2.75%*
Net Assets:                                                                    =======    =======     =======    =======
                    Expenses                                                     4.81%      4.58%*      4.00%      4.32%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                        .09%       .51%*       .93%      1.43%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $   438    $   735     $ 1,313    $ 1,697
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                         120.43%     42.50%     120.43%     42.50%
                                                                               =======    =======     =======    =======
                    Average commission rate paid+++++                          $ .0184         --     $ .0184         --
                                                                               =======    =======     =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold.


NOTES TO FINANCIAL STATEMENTS (continued)


When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for foreign exchange transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting for foreign exchange transactions. Accordingly, current year's permanent book/tax differences of $140,093 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. Certain states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment. For the year ended August 31, 1996, MLAM earned fees of $99,790, all of which was reimbursed pursuant to the expense limitation. MLAM also reimbursed the Fund for additional expenses of $71,797.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                          MLFD        MLPF&S

Class A                                   $ 9         $  311
Class D                                   $99         $1,488


For the year ended August 31, 1996, MLPF&S received contingent deferred sales charges of $34,821 and $326 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $3,293 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1996.

During the year ended August 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,014 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, MLFDS, MLFD, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $15,002,813 and $19,423,642, respectively.

Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments               $(392,835)   $   491,643
Short-term investments                    (69)            --
Forward foreign exchange contracts    414,241             --
Foreign currency transactions         (17,496)           272
                                    ---------    -----------
Total                               $   3,841    $   491,915
                                    =========    ===========

As of August 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $487,801, of which $830,131 related to appreciated securities and $342,330 related to depreciated securities. At August 31, 1996, the aggregate cost of investments for Federal income tax purposes was $10,600,997.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(5,049,797) and $16,004,945 for the year ended
August 31, 1996 and for the period ended August 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                            36,673    $   368,782
Shares issued to shareholders in
reinvestment of dividends               2,989         28,966
                                    ---------    -----------
Total issued                           39,662        397,748
Shares redeemed                       (75,614)      (757,231)
                                    ---------    -----------
Net decrease                          (35,952)   $  (359,483)
                                    =========    ===========



Class A Shares for the Period
September 2, 1994++ to                              Dollar
August 31, 1995                       Shares        Amount

Shares sold                           275,032    $ 2,724,867
Shares issued to shareholders in
reinvestment of dividends                 647          6,028
                                    ---------    -----------
Total issued                          275,679      2,730,895
Shares redeemed                      (111,300)    (1,060,813)
                                    ---------    -----------
Net increase                          164,379    $ 1,670,082
                                    =========    ===========
[FN]
++Prior to September 2, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.

Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           107,795    $ 1,080,559
Shares issued to shareholders in
reinvestment of dividends               7,835         76,236
                                    ---------    -----------
Total issued                          115,630      1,156,795
Shares redeemed                      (510,410)    (5,087,031)
Automatic conversion of shares         (2,219)       (22,220)
                                    ---------    -----------
Net decrease                         (396,999)   $(3,952,456)
                                    =========    ===========


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Period
September 2, 1994++ to                              Dollar
August 31, 1995                       Shares        Amount

Shares sold                         1,943,995    $19,092,515
Shares issued to shareholders in
reinvestment of dividends               1,273         11,853
                                    ---------    -----------
Total issued                        1,945,268     19,104,368
Shares redeemed                      (739,645)    (7,002,581)
Automatic conversion of shares         (6,791)       (63,907)
                                    ---------    -----------
Net increase                        1,198,832    $12,037,880
                                    =========    ===========
[FN]
++Prior to September 2, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.



Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                             8,016    $    79,485
Shares issued to shareholders in
reinvestment of dividends                 642          6,222
                                    ---------    -----------
Total issued                            8,658         85,707
Shares redeemed                       (39,859)      (397,832)
                                    ---------    -----------
Net decrease                          (31,201)   $  (312,125)
                                    =========    ===========

Class C Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           120,893    $ 1,143,290
Shares issued to shareholders in
reinvestment of dividends                  88            814
                                    ---------    -----------
Total issued                          120,981      1,144,104
Shares redeemed                       (46,187)      (431,343)
                                    ---------    -----------
Net increase                           74,794    $   712,761
                                    =========    ===========
[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                            44,926     $  449,969
Automatic conversion of shares          2,211         22,220
Shares issued to shareholders in
reinvestment of dividends               3,537         34,271
                                    ---------    -----------
Total issued                           50,674        506,460
Shares redeemed                       (92,454)      (932,193)
                                    ---------    -----------
Net decrease                          (41,780)   $  (425,733)
                                    =========    ===========



Class D Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           186,141    $ 1,722,943
Automatic conversion of shares          6,773         63,907
Shares issued to shareholders in
reinvestment of dividends                  42            393
                                    ---------    -----------
Total issued                          192,956      1,787,243
Shares redeemed                       (21,277)      (203,021)
                                    ---------    -----------
Net increase                          171,679    $ 1,584,222
                                    =========    ===========
[FN]
++Commencement of Operations.

5. Commitments:
At August 31, 1996, the Fund had foreign exchange contracts under which it had agreed to sell various foreign currencies with approximate values of $226,000.


6. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $6,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors,
Merrill Lynch Asset Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share dividends paid by the Merrill Lynch Asset Growth Fund, Inc. during its taxable year ended August 31, 1996:

                                                      Qualifying   Non-Qualifying     Total       Foreign
                           Record       Payable        Ordinary       Ordinary       Ordinary   Withholding
                            Date          Date          Income         Income         Income       Taxes
Class A Shares            12/13/95       12/21/95      $0.161487    $0.064419      $0.225906    $0.017880

Class B Shares            12/13/95       12/21/95      $0.068394    $0.027283      $0.095677    $0.017880

Class C Shares            12/13/95       12/21/95      $0.085662    $0.034171      $0.119833    $0.017880

Class D Shares            12/13/95       12/21/95      $0.147716    $0.058926      $0.206642    $0.017880


The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, there were no long-term capital gains paid by the Fund during the year.

Please retain this information for your records.